                              WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE FIRST WARRANT AGREEMENT, DATED AS OF AUGUST 15, 1996, AS AMENDED BY THE FIRST AMENDMENT TO FIRST WARRANT AGREEMENT, DATED AS OF OCTOBER 8, 1996, BETWEEN THE ISSUER AND FIRST UNION NATIONAL BANK OF GEORGIA, COMPLETE AND CORRECT COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PUT RIGHTS, CALL RIGHTS AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.


                         EXERCISABLE ONLY ON OR BEFORE
                                August 14, 2006

                              Warrant Certificate
                           (First Warrant Agreement)

          This Warrant Certificate certifies that First Union National Bank of Georgia, or registered assigns, is the registered holder of 75,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Communications Central Inc., a Georgia corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer at any time after November 15, 1996 and before 5:00 P.M., Atlanta time, on August 14, 2006 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.01 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 1150 Northmeadow Parkway, Suite 118, Roswell, Georgia 30076, or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"); provided, however, that, as provided in the Warrant Agreement, no more than 100,000 of the total 225,000 Warrants issued pursuant to the Warrant Agreement may be exercised prior to

December 15, 1996 unless, prior to such date, the Issuer enters into a transaction that would constitute a Non-Surviving Combination (as defined in the Warrant Agreement). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other Warrant Shares (as defined in the Warrant Agreement) previously issued (other than Non-Attributable Stock (as defined in the Warrant Agreement)) would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

          No Warrant may be exercised after 5:00 P.M., Atlanta time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., Atlanta time, on the Expiration Date.

          The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

          Warrant Certificates, when surrendered at the office of the Issuer at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Issuer at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith which shall be paid by the Warrant Holder.

          This Warrant Certificate is one of the Warrant Certificates referred to in the First Warrant Agreement, dated as of August 15, 1996, as amended by the First Amendment to First Warrant Agreement, dated as of October 8, 1996, between the Issuer and First Union National Bank of Georgia (the "Warrant Agreement"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

          IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


                              COMMUNICATIONS CENTRAL INC.



                              By:________________________________________
                              Title:_____________________________________


(CORPORATE SEAL)

ATTEST:


_______________________________
Secretary

                                                  ANNEX to Form
                                                  of Warrant
                                                  Certificate
                                                  -------------

                         FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___ Warrant Shares/*/ and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $ ____________________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of
________________________________________________________________________________
____ whose address is
___________________________________________________________________ and that such certificate be delivered to ___________________________ whose address is _______________________________________________. If said number of Warrant
Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _________________________________________________________whose address is
________________________________________________________________________________
_______ and that such Warrant Certificate be delivered to
________________________________________________________whose address is
__________________________________________________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


/*/       Consisting of:

               _____ shares of Common Stock

               _____ shares of Convertible Preferred Stock

                                                  ANNEX to Form
                                                  of Warrant
                                                  Certificate
                                                  -------------

                         FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ___ Warrant Shares/*/ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of
________________________________________________________________________________
____ whose address is
___________________________________________________________________ and that such certificate be delivered to ___________________________ whose address is _______________________________________________. If said number of Warrant
Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _________________________________________________________whose address is
________________________________________________________________________________
_______ and that such Warrant Certificate be delivered to
________________________________________________________whose address is
______________________________________________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


/*/       Consisting of:

               _____ shares of Common Stock

               _____ shares of Convertible Preferred Stock